Income tax and tax loss carryforwards	12 Months Ended
Dec. 31, 2020
Income tax and tax loss carryforwards [Abstract]
Income tax and tax loss carryforwards
21	Income tax and tax loss carryforwards

Income Tax

Results for the year

Grupo TMM and Subsidiaries incurred combined tax losses for the years ended December 2020 and 2019, in the amounts of $(383,647) and $(397,746), respectively. Most of the companies that generated taxable income fully offset them against tax losses from prior years. Income tax recognized in profit or loss corresponds to subsidiaries that generated taxable income of $36,243 and $48,373, respectively.

The difference between taxable and book income is due primarily to the net effect of the gain or loss on inflation recognized for tax purposes, the difference between tax and book amortization and depreciation, non-deductible expenses, as well as certain temporary differences reported in different periods for financial and tax purposes.

In accordance with the currently enacted Income Tax Law, the rate for 2018, 2019, 2020, and subsequent years is 30%.

The provision for income tax recognized in the statement of profit or loss for the years ended December 31, 2020, 2019 and 2018, is as follows:

	2020	2019	2018
Income tax	$(10,873)	$(14,512)	$(4,799)
Income tax (agreement) (a)	-	(85,196)	-
Deferred income tax	30,207	35,133	-
Total income tax expense	$19,334	$(64,575)	$(4,799)

(a)
During 2019, Grupo TMM agreed with the Tax Administration Service to resolve the Company’s outstanding tax liabilities for the fiscal year 2010 through payment of 2.6 million pesos over a period of 36 months beginning in November 2019.

The reconciliation between the provision for income tax based on the statutory income tax rate and the provision recorded by the Company at December 31, 2020, 2019 and 2018, is as follows:

	2020	2019	2018
(Loss) profit before taxes	$(422,490)	$95,867	$28,348
Income tax	126,747	(28,760)	(8,504)
Increase (decrease) from:
Difference in depreciation and amortization	(86,033)	(180,395)	(56,356)
Revaluation surplus	94,331	113,826	(48,424)
Income recognized in advance	-	-	(62)
Materials and supplies	3,625	(31,073)	(19,888)
Inflationary and currency exchange effects on monetary assets and liabilities, net	(4,035)	1,236	(26,686)
Tax losses – net	12,054	19,277	206,485
Provisions and allowance for doubtful accounts	(78,527)	54,214	(44,609)
Forgiveness of accounts receivable	(29,658)	-	-
Difference between the tax and book value for the sale of assets	(14,276)	(13,133)	(15,551)
Difference between the tax and book value for the sale of shares of subsidiaries	(104)	97,284	20,800
Non-deductible expenses	(4,790)	(11,855)	(12,004)
Income tax (agreement)	-	(85,196)	-
Benefit (provision) for income tax	$19,334	$(64,575)	$(4,799)

The components of deferred tax liability at December 31, 2020 and 2019, are comprised as follows:

	2020	2019
Portion of tax loss carryforwards for subsequent years	$350,272	$338,218
Inventories and provisions – net	41,080	51,657
Concession rights and property, vessels and equipment	(706,976)	(638,089)
Total deferred tax liability	$(315,624)	$(248,214)

As of December 31, 2020, the Company’s Management carried out the evaluation of the amount of tax losses that will be recoverable and determined based on projections that the effect of the deferred tax asset determined in the year will be realized at 51% based on the information available at the date of issuance of the consolidated financial statements.

Tax loss carryforwards

As of December 31, 2020, Grupo TMM and its subsidiaries, report the following cumulative tax losses, which are restated applying the National Consumer Price Index (NCPI) factors in accordance with Mexican law.

Year in which the loss was incurrred	Amounts	Year of expiration
2011	$66,483	2021
2012	168,689	2022
2013	199,466	2023
2014	142,463	2024
2015	69,170	2025
2016	410,181	2026
2017	103,125	2027
2018	216,620	2028
2019	491,902	2029
2020	434,618	2030
	$2,302,717